Prospectus Supplement
John Hancock Variable Insurance Trust
Health Sciences Trust (the fund)
Supplement dated December 10, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective April 1, 2026 (the Effective Date), Jeff Holford will be added as a portfolio manager of the fund. Ziad Bakri will continue as a portfolio manager of the fund, and together with Jeff Holford will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management”:
Jeff Holford
Vice President
Managed fund since 2026
In addition, effective July 1, 2026, Ziad Bakri will no longer serve as a portfolio manager of the fund. Jeff Holford will continue as portfolio manager of the fund, and will be primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of July 1, 2026, all references to Mr. Bakri will be removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.